Exhibit 99.1

NEWS RELEASE

CONTACT:	Investor Relations Irvine Sensors Corporation 714-444-8718 investorrelations@irvine-sensors.com

[FOR IMMEDIATE RELEASE]

Irvine Sensors Corporation Receives Notices Regarding Non Compliance

with Nasdaq and Boston Stock Exchange Listing Requirements

COSTA MESA, CALIFORNIA — January 25 , 2007 — Irvine Sensors Corporation (the “Company”) (NASDAQ: IRSN; Boston Stock Exchange: ISC) today announced that it received a Nasdaq Staff Determination (the “Staff Determination”) on January 19, 2007 indicating that the Company is no longer in compliance with conditions for the continued listing of the Company’s common stock on The Nasdaq Stock Market under Nasdaq Marketplace Rule 4310(c)(14) as a result of the Company not filing its Annual Report on Form 10-K for the fiscal year ended October 1, 2006 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”) by January 18, 2007. The Company received a similar notice from The Boston Stock Exchange under its rules.

The Staff Determination also indicated that the Company’s common stock is subject to delisting from The Nasdaq Capital Market. The Company has determined to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. There can be no assurance that the Panel will grant the Company’s request for continued listing. Similarly, the notice from The Boston Stock Exchange indicated that the Company’s common stock is subject to delisting from The Boston Stock Exchange.

Irvine Sensors Corporation (www.irvine-sensors.com), headquartered in Costa Mesa, California, is a vision systems company engaged in the development and sale of miniaturized infrared and electro-optical cameras, image processors and stacked chip assemblies, the manufacture and sale of optical systems and equipment for military applications through its Optex subsidiary and research and development related to high density electronics, miniaturized sensors, optical interconnection technology, high speed network security, image processing and low-power analog and mixed-signal integrated circuits for diverse systems applications.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, management’s beliefs, and certain assumptions made by the Company, and events beyond the Company’s control, all of which are subject to change. Such forward-looking statements include, but are not limited to, statements relating to the Company’s ability to file its Form 10-K, the

Company’s inability to satisfy the listing requirements of The Nasdaq Stock Market and The Boston Stock Exchange and the possible delistment of the Company common stock from The Nasdaq Stock Market and The Boston Stock Exchange. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “likely,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results or the commitments made by the Company herein, and they are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, the timing and resources of the Company’s independent auditors and its internal accounting staff, the Securities and Exchange Commission’s possible review of the Company’s periodic reports, the outcome of the staff determination from The Nasdaq Stock Market and The Boston Stock Exchange to prohibit the continued listing of the Company’s securities on The Nasdaq Capital Market and The Boston Stock Exchange, any unanticipated accounting charges or ambiguous accounting literature and such other factors described in the Company’s filings with the Securities and Exchange Commission, including “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2006 and in the Company’s other filings. The forward-looking statements in this notification speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

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3001 Red Hill Avenue, Building 4 Costa Mesa, California 92626-4532 USA

Telephone: 1-714-549-8211 • Fax 1-714-444-8773 • Internet: www.irvine-sensors.com